Investment Portfolio	as of March 31, 2020 (Unaudited)

DWS CROCI® U.S. VIP

	Shares	Value ($)
Common Stocks 97.2%
Communication Services 6.2%
Media
Comcast Corp. "A"	79,853	2,745,346
Discovery, Inc. "A"* (a)	121,233	2,356,769
ViacomCBS, Inc. "B"	104,471	1,463,639
		6,565,754
Consumer Discretionary 4.4%
Auto Components 2.5%
BorgWarner, Inc.	107,316	2,615,291
Household Durables 1.9%
D.R. Horton, Inc.	59,258	2,014,772
Energy 3.9%
Oil, Gas & Consumable Fuels
Cabot Oil & Gas Corp.	242,545	4,169,349
Financials 28.2%
Banks 20.6%
Bank of America Corp.	107,458	2,281,333
Citigroup, Inc.	47,209	1,988,443
Citizens Financial Group, Inc.	97,237	1,829,028
Comerica, Inc.	59,757	1,753,270
Huntington Bancshares, Inc.	266,245	2,185,872
JPMorgan Chase & Co.	27,093	2,439,183
M&T Bank Corp.	22,065	2,282,183
PNC Financial Services Group, Inc.	24,371	2,332,792
U.S. Bancorp.	68,038	2,343,909
Wells Fargo & Co.	78,555	2,254,529
		21,690,542
Capital Markets 2.6%
Bank of New York Mellon Corp.	80,599	2,714,574
Consumer Finance 5.0%
Capital One Financial Corp.	35,909	1,810,532
Discover Financial Services	48,723	1,737,949
Synchrony Financial	109,808	1,766,811
		5,315,292
Health Care 20.5%
Biotechnology 11.2%
Alexion Pharmaceuticals, Inc.*	35,974	3,230,106
Gilead Sciences, Inc.	54,545	4,077,784
Regeneron Pharmaceuticals, Inc.*	9,197	4,490,803
		11,798,693
Pharmaceuticals 9.3%
Bristol-Myers Squibb Co.	55,356	3,085,543
Merck & Co., Inc.	44,503	3,424,061
Pfizer, Inc.	100,905	3,293,539
		9,803,143
Industrials 13.1%
Airlines 3.1%
Delta Air Lines, Inc.	62,354	1,778,960
United Airlines Holdings, Inc.* (a)	46,361	1,462,689
		3,241,649
Building Products 2.3%
Johnson Controls International PLC	88,045	2,373,693
Machinery 5.7%
Cummins, Inc.	22,223	3,007,216
PACCAR, Inc.	49,472	3,024,224
		6,031,440
Professional Services 2.0%
ManpowerGroup, Inc.	40,102	2,125,005
Information Technology 2.4%
Technology Hardware, Storage & Peripherals
Hewlett Packard Enterprise Co.	255,748	2,483,313
Utilities 18.5%
Electric Utilities 7.7%
Duke Energy Corp.	35,937	2,906,584
Exelon Corp.	72,896	2,683,302
PPL Corp.	102,744	2,535,722
		8,125,608
Multi-Utilities 10.8%
Consolidated Edison, Inc.	38,852	3,030,456
Dominion Energy, Inc	41,665	3,007,797
DTE Energy Co.	27,163	2,579,670
Public Service Enterprise Group, Inc.	62,222	2,794,390
		11,412,313
Total Common Stocks (Cost $140,208,886)		102,480,431
Securities Lending Collateral 2.2%
DWS Government & Agency Securities Portfolio "DWS Government Cash Institutional Shares”, 0.33% (b) (c) (Cost $2,277,200)	2,277,200	2,277,200
Cash Equivalents 2.6%
DWS Central Cash Management Government Fund, 0.32% (b) (Cost $2,706,693)	2,706,693	2,706,693
	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $145,192,779)	102.0	107,464,324
Other Assets and Liabilities, Net	(2.0)	(2,070,723)
Net Assets	100.0	105,393,601

For information on the Fund's policies regarding the valuation of investments and other significant accounting policies, please refer to the Fund's most recent semi-annual or annual financial statements.

A summary of the Fund's transactions with affiliated investments during the period ended March 31, 2020 are as follows:

Value ($) at 12/31/2019	Purchases Cost ($)	Sales Proceeds ($)	Net Realized Gain/ (Loss) ($)	Net Change in Unrealized Appreci- ation (Deprecia- tion) ($)	Income ($)	Capital Gain Distribu- tions ($)	Number of Shares at 3/31/2020	Value ($) at 3/31/2020
Securities Lending Collateral 2.2%
DWS Government & Agency Securities Portfolio "DWS Government Cash Institutional Shares", 0.33% (b) (c)
3,120,056	—	842,856 (d)	—	—	1,047	—	2,277,200	2,277,200
Cash Equivalents 2.6%
DWS Central Cash Management Government Fund, 0.32% (b)
845,193	4,253,140	2,391,640	—	—	3,223	—	2,706,693	2,706,693
3,965,249	4,253,140	3,234,496	—	—	4,270	—	4,983,893	4,983,893

*	Non-income producing security.
(a)	All or a portion of these securities were on loan. In addition, "Other Assets and Liabilities, Net" may include pending sales that are also on loan. The value of securities loaned at March 31, 2020 amounted to $2,253,534, which is 2.1% of net assets.
(b)	Affiliated fund managed by DWS Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.
(c)	Represents cash collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.
(d)	Represents the net increase (purchase cost) or decrease (sales proceeds) in the amount invested in cash collateral for the period ended March 31, 2020.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of March 31, 2020 in valuing the Fund's investments.

Assets	Level 1	Level 2	Level 3	Total
Common Stocks (e)	$102,480,431	$—	$—	$102,480,431
Short-Term Investments (e)	4,983,893	—	—	4,983,893
Total	$107,464,324	$—	$—	$107,464,324

(e)	See Investment Portfolio for additional detailed categorizations.